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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2003

                              Open Text Corporation
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             (Exact name of Registrant as specified in its charter)

         Ontario                      0-27544                  98-0154400
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)

           185 Columbia Street West, Waterloo, Ontario, Canada N2L5Z5
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                    (Address of principal executive offices)

                                 (519) 888-7111
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               Registrant's telephone number, including area code

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Item 2: Acquisition or Disposition of Assets.

     On February 25, 2003, Open Text Inc. ("OTI"), a wholly-owned subsidiary of Open Text Corporation ("Open Text"), acquired all of the issued and outstanding shares of Corechange, Inc. ("Corechange") through the merger (the "Merger") of OT Acquisition I Corp., a wholly-owned subsidiary of OTI ("Acquisition Sub"), with and into Corechange, with Corechange as the surviving corporation. The Merger was accomplished pursuant to the Agreement and Plan of Merger, dated as of February 24, 2003, among OTI, Acquisition Sub, and Corechange (the "Merger Agreement") and a related Certificate of Merger. As a result of the Merger, Corechange became a wholly-owned subsidiary of OTI.

     OTI paid initial cash consideration in the Merger of $3.6 million. An additional $650,000 in cash consideration will be retained initially by OTI (the "Holdback Amount"). OTI may pay additional cash consideration in an amount which is contingent on certain of Corechange's revenue over the next year (the "Earnout Amount"). The Holdback Amount and the Earnout Amount may be used to indemnify OTI against losses, if any, for breaches of the representations, warranties and covenants of Corechange and will secure certain other indemnification obligations of Corechange. The Holdback Amount and the Earnout Amount both may be reduced based on the net assets of Corechange at the closing of the Merger. At the earliest, the Holdback Amount and the Earnout Amount will be paid on the date that is one year and 45 days after the closing of the Merger.

     Holders of Series C Preferred Stock of Corechange will receive all of the consideration in the Merger. The source of funds for the Merger was Open Text's cash on hand.

     Open Text's press release announcing the completion of the acquisition is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.
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The following financial statements, pro forma financial information and exhibits are filed as part of this Current Report on Form 8-K, where indicated:

     (a)  Financial Statements of Businesses Acquired. None.
          The required financial statements will be filed not later than 75 days from the date hereof.

     (b)  Pro Forma Financial Information. None
          The required financial statements will be filed not later than 75 days from the date hereof.

     (c)  Exhibits.

Exhibit No.                     Description
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   99.1           Press Release issued by Open Text on February 26, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OPEN TEXT CORPORATION



February 26, 2003                           By:  /s/ P. Thomas Jenkins
                                                 -------------------------------
                                                 P. Thomas Jenkins
                                                 Chief Executive Officer

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                                  Exhibit Index

Exhibit No.                        Description
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   99.1           Press Release issued by Open Text on February 26, 2003.